Exhibit 99.3

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-162675), and Form S-8 (Nos. 333-160056, 333-143974, 333-125804, 333-115010, 333-39298, 333-80937 and 333-51765) of G-III Apparel Group, Ltd. of our report dated October 22, 2012 relating to the consolidated financial statements of Vilebrequin International SA which appears in the Current Report on Form 8-K/A of G-III Apparel Group, Ltd., dated October 22, 2012.

PricewaterhouseCoopers SA

/s/ Guillaume Nayet	/s/ Yazen Jamjum
Guillaume Nayet	Yazen Jamjum

Geneva October 22, 2012